                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549



                                       FORM 8-K




                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):  April 25, 1997





                                 OVERLAND DATA, INC.
                (Exact name of registrant as specified in its charter)

                                      CALIFORNIA
                    (State or other jurisdiction of incorporation)

        0-22071                         95-3535285
 (Commission File Number)    (IRS Employer Identification No.)



                8975 Balboa Avenue, San Diego, California  92123-1599
             (Address of principal executive offices, including zip code)

                                    (619) 571-5555
                 (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

Overland Data, Inc. (the "Company") incorporates by reference herein the press release, dated April 25, 1997, with respect to the Company's announcement of a class action lawsuit filed against the Company and certain of its officers and directors in the U.S. District Court of the Southern District of California.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         (i)  Exhibit 99 -- Press Release dated April 25, 1997.


                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OVERLAND DATA, INC.

Date:  April 29, 1997                    By:  /s/ Vernon A. Loforti
                                              ----------------------
                                                  Vernon A. LoForti
                                                  Vice President and
                                                  Chief Financial Officer